UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

CALIFORNIA MUNICIPAL FUND

SEMIANNUAL REPORT 1.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	1.98%	-2.86%	2.99%
1-Year	-3.93	-8.50	-1.07
5-Year	12.98	11.89	5.54
10-Year	3.28	2.78	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester California Municipal Fund, from Oppenheimer California Municipal Fund, on November 27, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

For California investors in the top federal and state income tax bracket as of January 31, 2014 – when the Fund’s Class A shares had a tax-free distribution yield of 5.96% at net asset value (NAV) and a six-month total return of 1.98% (without sales charge) – the Fund produced as much after-tax income as a taxable investment yielding 10.81%. In the last month of this reporting period, as many investors had anticipated, the Federal Reserve began to “taper” what had been a $85 billion-a-month bond purchasing initiative. Declining prices in the muni market had an adverse effect on NAVs and total returns of municipal bond funds throughout the industry, including this Fund’s. To the benefit of our shareholders, tax-free income provided 100% of the Fund’s positive total return (without sales charge) this reporting period.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing. In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reason for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The initial market reaction in June – a sharp sell-off among those who believed that a policy change was imminent – continued to haunt fixed-income investors for the rest of the reporting period.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.96%
Dividend Yield with sales charge	5.67
Standardized Yield	5.31
Taxable Equivalent Yield	10.81
Last distribution (1/28/14)	$0.040

Total distributions (8/1/13 to 1/31/14)	$0.237

Endnotes for this discussion begin on page 13 of this report

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By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

On January 3, 2014, Janet Yellen, who had been the Fed’s Vice Chair, was confirmed by the U.S. Senate to succeed Bernanke. She had been nominated in October 2013 after Lawrence Summers, the early front runner, withdrew from consideration. During the reporting period, many news reports and market analysts speculated as to how policies might change under new leadership.

California’s economy continued to strengthen this reporting period. On August 8, 2013, for example, the state sold $5.5 billion in short-term debt, the largest municipal-debt sale of the year. The state was able to borrow at relatively low interest rates, a sign that California’s fiscal headaches may have ended.

In early January 2014, Gov. Jerry Brown held a last-minute press conference (after the news had been leaked) to announce plans to repay $11 billion of the state’s debt and put $1.6 billion in a reserve fund, moves intended to continue to bolster the state’s economic health in 2014.

According to the Los Angeles Times, the governor said, “For this year, there’s very good news. Good news in the fiscal stability and resources available for the State of California, but also cautionary warnings that, by no means, are we out of the wilderness.”

Gov. Brown also released a $155 billion fiscal 2015 budget proposal that forecasts another surplus, even as he expects general fund spending to increase by more than 8%. The governor also offered a “new funding strategy” to anticipate potential trouble surrounding the $218 billion gap between the state’s pension liabilities and its ability to pay them. The state’s fiscal year begins July 1, 2014, and the Legislature needs to approve the budget by June 15.

In the state’s transportation news, the governor indicated that the state would use a portion of the $850 million that it has raised through penalty fees on polluters to fund California’s high-speed rail project, which experienced some setbacks during this reporting period. Developers have said that they still expect to break ground in 2015 on an express train between Los Angeles and San Francisco, with a projected cost of $68 billion.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal

4        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of January 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 4.09%, up 19 basis points from July 31, 2013. On January 31, 2014, the average yield on 10-year, AAA-rated muni bonds was 2.56%, down 32 basis points from the July 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 10 basis points from the July 2013 date.

During this reporting period, media coverage about Detroit’s bankruptcy, which occurred during the previous reporting period, and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held nearly 675 securities as of January 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.96% at net asset value as of January 31, 2014. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.81%, based on the Fund’s standardized yield as of January 31, 2014, and the top combined 2014 California and federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this long-term Fund shows the positive impact a yield-driven approach can have. The dividend of the Fund was raised to 4.0 cents per Class A share, from 3.9 cents, beginning with the November 2013 payout. In all, the Fund distributed 23.7 cents per share this reporting period.

5        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. As of January 31, 2014, the Special Tax and Special Assessment sectors represented 17.7% and 2.8% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Investors should note that “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds. Nonetheless, we continue to believe that carefully researched dirt bonds belong in our portfolios and that improvement in the housing market and the general economy could further strengthen the credit profiles of these sectors

6        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.6% of the Fund’s total assets at the end of this reporting period. We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

While this sector can also be affected by “credit spread widening,” we continue to believe that the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

As of January 31, 2013, general obligation (G.O.) debt backed by the full faith and taxing authority of state and local governments represented 11.0% of total assets. At the end of this reporting period, about one-quarter of the Fund’s G.O. bonds were issued in Puerto Rico and the remainder was issued by an assortment of California municipalities.

Tax increment financing (TIF) bonds constituted 10.9% of the Fund’s total assets at the end of the reporting period.

7        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.5% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

During this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. The reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector.

Most of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 5.6% of the Fund’s total assets as of January 31, 2014, and included bonds issued in the U.S. Virgin Islands and a couple of California municipalities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three

8        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from Standard & Poor’s and Fitch Ratings. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s Investor Services to place the island’s G.O. debt under review for possible downgrade.

February 2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 10 for further details). Investors should note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. However, if market conditions deteriorate in Puerto Rico, the Fund’s share price could decline and shareholders could lose money.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 7.5% of total assets at the end of this reporting period. As of January 31, 2014, this set of holdings included water utilities with 3.8%, electric utilities with 2.3%, sewer utilities with 1.1%, and gas utilities with 0.3%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 4.7% of the Fund’s total assets as of January 31, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

As of January 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 4.6% of its total assets. Our holdings in this sector, which can also be affected by “credit spread widening,” consist of securities across the credit spectrum.

During this reporting period, the Fund maintained an investment in municipal

9        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. During this reporting period, the prices of these securities were affected by market volatility. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-

oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2014, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

10        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Special Tax	17.7%
Tobacco Master Settlement Agreement	16.6
General Obligation	11.0
Tax Increment Financing(TIF)	10.9
Sales Tax Revenue	5.6
Municipal Leases	4.7
Hospital/Healthcare	4.6
Multifamily Housing	4.1
Water Utilities	3.8
Marine/Aviation Facilities	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.6%	0.1%	1.7%
AA	19.3	0.0	19.3
A	21.1	0.7	21.8
BBB	14.6	16.8	31.4
BB or lower	14.2	11.6	25.8

Total	70.8%	29.2%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/28/14
	Without Sales Charge	With Sales Charge
Class A	5.96%	5.67%
Class B	5.25	N/A
Class C	5.26	N/A
Class Y	6.15	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/14
Class A	5.31%
Class B	4.84
Class C	4.80
Class Y	5.85

TAXABLE EQUIVALENT YIELDS
As of 1/31/14
Class A	10.81%
Class B	9.86
Class C	9.78
Class Y	11.91

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	1.98%	-3.93%	12.98%	3.28%	5.48%
Class B (OCABX)	5/3/93	1.50%	-4.82%	11.99%	2.80%	4.30%
Class C (OCACX)	11/1/95	1.59%	-4.70%	12.09%	2.49%	3.62%
Class Y (OCAYX)	11/29/10	2.11%	-3.72%	N/A	N/A	8.03%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-2.86%	-8.50%	11.89%	2.78%	5.27%
Class B (OCABX)	5/3/93	-3.45%	-9.36%	11.73%	2.80%	4.30%
Class C (OCACX)	11/1/95	0.60%	-5.61%	12.09%	2.49%	3.62%
Class Y (OCAYX)	11/29/10	2.11%	-3.72%	N/A	N/A	8.03%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested

13        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.040 for the 28-day accrual period ended January 28, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 28, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0353, $0.0353, and $0.0414, respectively, for the 28-day accrual period ended January 28, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and California tax rate of 50.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,019.80	$4.85
Class B	1,000.00	1,015.00	9.64
Class C	1,000.00	1,015.90	8.88
Class Y	1,000.00	1,021.10	3.62

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.42	4.85
Class B	1,000.00	1,015.68	9.65
Class C	1,000.00	1,016.43	8.88
Class Y	1,000.00	1,021.63	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.95%
Class B	1.89
Class C	1.74
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes – 109.7%
California – 98.3%
$2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250%	09/01/2026	$2,078,368
100,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	4.900	09/01/2014	98,313
1,900,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,311,228
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.350	09/01/2036	5,008,373
45,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	45,022
1,775,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	1,859,863
2,000,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax[1]	6.500	09/01/2033	2,030,400
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	1,031,470
1,590,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500	01/01/2030	1,651,167
100,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	4.500	09/01/2017	102,154
945,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2031	973,917
955,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2032	984,194
4,000,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250	09/01/2040	4,121,520
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,609,035
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,261,015
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000	06/01/2032	24,688
500,000	Arvin, CA Community Redevel. Agency[1]	5.000	09/01/2025	485,010
2,435,000	Arvin, CA Community Redevel. Agency[1]	5.125	09/01/2035	2,149,399
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500	09/01/2038	602,310
835,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2021	860,609
1,260,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.400	09/02/2025	1,182,434
940,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.000	09/02/2027	806,379
465,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.350	09/02/2022	455,895
1,515,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	1,400,799
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.500	04/01/2043	10,730,500
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.625	04/01/2044	10,836,100
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.250	12/01/2035	11,261,300
115,000	Beaumont, CA Financing Authority, Series A	5.125	09/01/2028	113,773
1,500,000	Beaumont, CA Financing Authority, Series A1	6.375	09/01/2042	1,524,645
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	1,097,491
120,000	Beaumont, CA Financing Authority, Series A	5.250	09/01/2029	117,990
750,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2036	751,102
4,410,000	Beaumont, CA Financing Authority, Series A	5.875	09/01/2042	4,364,533

18        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$250,000	Beaumont, CA Financing Authority, Series A	5.625%		09/01/2032	$248,987
2,700,000	Beaumont, CA Financing Authority, Series A1	5.350		09/01/2036	2,705,400
5,000	Beaumont, CA Financing Authority, Series A1	7.000		09/01/2023	5,010
1,525,000	Beaumont, CA Financing Authority, Series B1	6.000		09/01/2034	1,528,690
185,000	Beaumont, CA Financing Authority, Series B1	5.400		09/01/2035	184,058
685,000	Beaumont, CA Financing Authority, Series B1	5.000		09/01/2027	670,437
60,000	Beaumont, CA Financing Authority, Series B1	8.875		09/01/2034	61,327
130,000	Beaumont, CA Financing Authority, Series B1	8.625		09/01/2039	132,833
2,000,000	Beaumont, CA Financing Authority, Series D1	5.800		09/01/2035	2,016,780
3,245,000	Beaumont, CA Financing Authority, Series E1	6.250		09/01/2038	3,249,186
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300		09/01/2035	465,930
2,280,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750		05/01/2038	2,550,248
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.650		05/01/2029	29,605
2,300,000	Brea, CA Redevel. Agency	6.835	[3]	08/01/2033	623,622
5,000,000	Brea, CA Redevel. Agency	6.872	[3]	08/01/2034	1,241,150
1,010,000	Brea, CA Redevel. Agency	6.595	[3]	08/01/2031	325,826
2,930,000	Brea, CA Redevel. Agency	6.679	[3]	08/01/2032	869,712
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000		10/01/2020	60,191
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,250,260
5,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950		01/01/2024	5,020
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	24,752
70,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000		01/01/2023	69,000
20,000	CA Bay Area Government Association[1]	4.125		09/01/2019	20,270
2,845,000	CA Communities Transportation Revenue COP	6.000		06/01/2042	3,067,877
409,500,000	CA County Tobacco Securitization Agency	8.251	[3]	06/01/2055	2,739,555
13,305,000	CA County Tobacco Securitization Agency	5.820	[3]	06/01/2033	2,974,865
82,110,000	CA County Tobacco Securitization Agency	6.423	[3]	06/01/2046	2,524,061
71,700,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	747,114
6,530,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	4,738,690
51,500,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2057	344,535
55,250,000	CA County Tobacco Securitization Agency	6.901	[3]	06/01/2057	290,062
39,700,000	CA County Tobacco Securitization Agency	5.750	[3]	06/01/2057	371,592
45,600,000	CA County Tobacco Securitization Agency	6.125	[3]	06/01/2057	474,240
347,900,000	CA County Tobacco Securitization Agency	7.551	[3]	06/01/2055	2,327,451
9,985,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	9,445,011
3,640,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	3,531,528
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100		06/01/2028	741,829

19        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$9,645,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125%		06/01/2038	$9,330,573
1,620,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	1,551,182
1,075,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2043	1,037,353
10,760,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,334,227
5,170,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	5,169,535
6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	4,166,520
20,690,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	15,879,161
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[3]	06/01/2046	3,998,881
3,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450		06/01/2028	2,671,590
9,315,000	CA County Tobacco Securitization Agency (TASC)[1]	1.346		06/01/2036	7,495,315
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	2,834,427
17,470,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	16,472,638
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[3]	06/01/2046	1,969,394
7,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	5,459,550
1,405,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2035	1,368,934
5,000,000	CA Educational Facilities Authority (Chapman University)[1]	5.000		04/01/2031	5,348,800
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125		10/01/2036	1,451,225
90,000	CA Educational Facilities Authority (University of Redlands)[1]	5.000		06/01/2033	90,003
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	2,713,975
200,000	CA GO1	6.250		10/01/2019	202,002
15,000	CA GO1	5.000		02/01/2033	15,048
20,000	CA GO1	5.000		02/01/2032	20,064
60,000	CA GO1	6.250		10/01/2019	60,601
7,800,000	CA GO	5.000		02/01/2038	8,190,546
15,000	CA GO1	5.000		02/01/2033	15,048
5,000	CA GO1	5.500		10/01/2022	5,043
35,000	CA GO1	5.250		06/01/2021	35,580
5,000,000	CA GO1	6.500		04/01/2033	6,007,850
1,500,000	CA GO1	6.000		03/01/2033	1,757,130
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300		06/01/2037	10,616,200

20        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$21,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125%	06/01/2047	$15,213,870
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,320,777
350,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000	09/01/2021	350,070
1,340,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125	07/01/2018	1,343,176
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500	10/01/2039	15,896,444
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	185,998
5,000,000	CA Health Facilities Financing Authority (Scripps Health)	5.000	11/15/2040	5,137,600
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,609,600
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[2]	5.250	08/15/2031	14,584,185
3,950,000	CA HFA (Home Mtg.)[1]	5.550	08/01/2033	3,929,776
745,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	749,112
5,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	5,037,350
100,000	CA HFA (Home Mtg.)[1]	5.050	02/01/2029	98,442
25,000	CA HFA (Multifamily Hsg.)[1]	5.375	08/01/2028	25,004
7,570,000	CA HFA (Multifamily Hsg.)[1]	6.000	02/01/2038	7,779,765
65,000	CA HFA (Multifamily Hsg.)[1]	5.375	02/01/2036	65,014
920,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	924,968
465,000	CA HFA (Multifamily Hsg.), Series A1	5.900	02/01/2028	472,273
4,370,000	CA HFA (Multifamily Hsg.), Series A1,4	5.200	08/01/2022	4,426,854
125,000	CA HFA (Multifamily Hsg.), Series B1	5.500	08/01/2039	125,001
6,975,000	CA HFA (Multifamily Hsg.), Series B1	5.400	08/01/2028	7,156,559
190,000	CA HFA, Series E1	5.000	02/01/2024	190,794
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,060,580
500,000	CA Independent Cities Finance Authority Mobile Home Park (Millbrook)	5.000	02/15/2048	437,545
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.500	05/15/2047	1,015,060
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)[1]	5.375	08/15/2040	40,005
30,000	CA Infrastructure and Economic Devel. (Vermont Village Human Services Corp.)[1]	5.000	09/01/2035	30,392
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)[1]	5.100	09/15/2023	10,020
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000	07/01/2022	67,855
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	214,610

21        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$540,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400%		08/15/2045	$562,410
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750		10/01/2034	250,592
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000		01/01/2042	1,111,240
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750		01/01/2033	1,107,340
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625		01/01/2032	1,105,128
850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750		01/01/2022	869,193
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875		01/01/2042	2,208,444
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)[1]	6.000		04/01/2031	1,056,190
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000		10/01/2039	1,483,935
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875		05/15/2029	1,887,165
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125		05/15/2039	1,069,820
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2041	1,408,887
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2031	683,412
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)	5.500		08/15/2047	5,076,350
1,400,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)[1]	5.500		12/01/2024	1,310,484
8,370,000	CA Public Works[1]	6.375		11/01/2034	9,703,425
365,000	CA Public Works[1]	6.125		11/01/2029	429,693
2,500,000	CA Public Works[1]	6.000		03/01/2035	2,902,375
2,795,000	CA Public Works[1]	5.750		03/01/2030	3,113,323
865,000	CA Public Works[1]	6.625		11/01/2034	869,550
2,000,000	CA Public Works (California State Prisons)[1]	5.750		10/01/2031	2,269,260
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000		11/01/2031	926,829
5,000,000	CA Public Works (Dept. of State Hospitals)	5.000		06/01/2029	5,416,400
1,250,000	CA Public Works (Judicial Council)[1]	5.000		12/01/2031	1,331,987
125,000	CA Public Works (Trustees California State University)[1]	6.000		04/01/2027	146,012
25,000	CA Public Works (Various State Universities)[1]	5.400		10/01/2022	25,083
2,455,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	1,262,656
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	106,674
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[3]	06/01/2041	4,118,722
108,920,000	CA Silicon Valley Tobacco Securitization Authority	8.598	[3]	06/01/2036	19,095,854
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[3]	06/01/2056	1,760,550

22        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850%[3]		06/01/2056	$548,000
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[3]	06/01/2047	1,132,777
230,000	CA Statewide CDA[1]	5.125		09/02/2020	237,077
50,000	CA Statewide CDA[1]	6.750		09/01/2037	50,171
2,845,000	CA Statewide CDA[1]	5.125		09/02/2025	2,826,479
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	36,940
135,000	CA Statewide CDA[1]	5.000		09/02/2019	139,192
95,000	CA Statewide CDA[1]	5.000		09/02/2018	97,992
15,000	CA Statewide CDA[1]	7.000		07/01/2022	15,022
100,000	CA Statewide CDA	6.774	[3]	09/01/2034	23,514
75,000	CA Statewide CDA[1]	6.625		09/01/2027	75,052
3,135,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)[1]	5.200		06/01/2036	3,158,920
1,000,000	CA Statewide CDA (Enloe Medical Center)[1]	5.750		08/15/2038	1,047,860
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,421,400
600,000	CA Statewide CDA (Episcopal Communities and Services)[1]	5.000		05/15/2032	600,360
2,000,000	CA Statewide CDA (Henry Mayo Newhall Memorial Hospital)[1,4]	5.250		10/01/2043	2,021,020
1,000,000	CA Statewide CDA (Huntington Park Charter School)[1]	5.250		07/01/2042	815,710
2,019,578	CA Statewide CDA (Microgy Holdings)[5]	9.000		12/01/2038	17,530
1,085,000	CA Statewide CDA (Napa Valley Hospice)[1]	7.000		01/01/2034	937,310
30,000	CA Statewide CDA (Quail Ridge Apartments)	5.375		07/01/2032	25,546
385,000	CA Statewide CDA (Rio Bravo)[1]	6.300		12/01/2018	364,845
220,000	CA Statewide CDA (Stonehaven Student Hsg.)[1]	5.875		07/01/2032	211,966
325,000	CA Statewide CDA (Sycamore)[1]	6.000		03/20/2038	341,539
120,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	120,070
2,000,000	CA Statewide CDA School Facilities (47th & Main)	6.375		07/01/2047	2,028,120
170,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	106,262
9,690,000	CA Statewide CDA, Series A1	5.150		09/02/2037	8,362,082
5,660,000	CA Statewide CDA, Series B1	6.250		09/02/2037	5,327,928
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[3]	06/01/2046	2,299,859
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,471,800
6,590,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	6,242,575
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	23,680
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	7,928,195
7,035,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	6,671,220
1,360,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,366,555
25,000	CA Western Hills Water District Special Tax[1]	5.000		09/01/2014	24,856

23        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$25,000	CA Western Hills Water District Special Tax[1]	5.200%	09/01/2019	$24,238
240,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700	09/01/2020	237,977
3,695,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875	09/01/2031	3,554,664
85,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.750	09/01/2022	80,366
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.000	09/01/2024	101,643
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.125	09/01/2031	4,278,925
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500	09/01/2036	1,009,125
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550	09/01/2036	938,370
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250	08/01/2033	37,361
25,000	Campbell, CA (Civic Center) COP[1]	5.125	10/01/2019	25,101
225,000	Campbell, CA COP (Civic Center)[1]	5.250	10/01/2028	225,832
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500	09/02/2028	25,017
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	111,192
1,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2036	1,694,010
85,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.000	10/01/2034	84,940
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	4,546,531
2,000,000	Centinela Valley, CA Union High School District	6.000	08/01/2036	2,329,900
890,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2023	908,156
2,175,000	Chowchilla, CA Community Facilities Sales Tax District[1]	5.000	09/01/2037	1,837,048
1,425,000	Chowchilla, CA Redevel. Agency[1]	5.000	08/01/2037	1,204,011
140,000	Chula Vista, CA COP[1]	5.000	08/01/2032	141,140
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,249,200
11,360,000	Citrus, CA Community College District[2]	5.500	06/01/2031	12,698,208
1,370,000	Colton, CA Community Facilities District Special Tax[1]	7.500	09/01/2020	1,373,124
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	4,163,363
7,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	5,505,570
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850	08/01/2033	4,823
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,398,590
955,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150	09/01/2036	914,403
250,000	Corona-Norco, CA Unified School District[1]	6.000	09/01/2037	254,002
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000	12/15/2037	50,198
960,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)[1]	6.500	12/15/2047	930,576

24        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375%	09/01/2038	$1,880,488
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	4,156,690
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	16,248,000
185,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2030	174,819
370,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.100	09/01/2037	338,694
305,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2037	275,287
1,580,000	Emeryville, CA Public Financing Authority[1]	5.200	09/01/2022	1,612,137
25,000	Etiwanda, CA School District Special Tax[1]	5.400	09/01/2035	24,407
10,220,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000	09/01/2037	9,525,653
1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875	09/01/2038	1,045,520
100,000	Fillmore, CA Public Financing (Central City Redevel.)[1]	5.500	06/01/2031	92,021
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	2,535,675
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,012
1,500,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.000	01/01/2035	1,422,570
20,000	Fremont, CA Community Facilities District (Pacific Commons)[1]	6.250	09/01/2026	20,016
1,010,000	Greenfield, CA Union School District[1]	7.000	09/01/2040	1,040,987
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	5,743,818
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,463,645
95,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125	08/01/2035	95,051
100,000	Hemet, CA Redevel. Agency Tax Allocation[1]	5.125	09/15/2030	99,996
1,505,000	Hemet, CA Unified School District[1]	5.250	09/01/2035	1,487,692
785,000	Hemet, CA Unified School District[1]	5.125	09/01/2036	758,977
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.375	09/01/2026	1,156,513
60,000	Hemet, CA Unified School District Community Facilities District Special Tax[1]	5.625	09/01/2035	60,007
1,335,000	Hesperia, CA Public Financing Authority, Tranche A1	6.250	09/01/2035	1,313,186
3,305,000	Hesperia, CA Public Financing Authority, Tranche B1	6.250	09/01/2035	3,250,996
3,285,000	Hesperia, CA Public Financing Authority, Tranche C1	6.250	09/01/2035	3,231,323
1,065,000	Hesperia, CA Unified School District[1]	5.000	09/01/2030	1,035,712
50,000	Hesperia, CA Unified School District[1]	5.200	09/01/2035	46,273
500,000	Hollister, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2032	550,975
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900	09/01/2037	1,017,202
7,000,000	Imperial, CA Irrigation District[1]	6.250	11/01/2031	7,992,040

25        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,215,000	Indio, CA Community Facilities District Special Tax[1]	5.250%		09/01/2027	$2,215,022
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000		09/01/2021	307,935
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.050		09/01/2026	630,062
285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000		09/01/2020	293,194
1,990,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03[1]	6.125		09/02/2029	2,005,920
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)[1]	5.875		09/02/2029	25,141
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	3,133,829
3,060,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000		09/01/2036	3,071,934
30,000	Jurupa, CA Community Services District Special Tax[1]	5.000		09/01/2036	30,013
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 25[1]	6.000		09/01/2042	1,030,350
2,000,000	Jurupa, CA Community Services District Special Tax Community Facilties District No. 31 (Eastvale)	5.000		09/01/2042	1,917,760
110,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	113,324
1,000,000	Jurupa, CA Public Financing Authority[1]	6.125		09/01/2040	1,024,650
1,140,000	Jurupa, CA Public Financing Authority[1]	6.125		09/01/2040	1,168,101
15,000	Kingsburg, CA Public Financing Authority[1]	8.000		09/15/2021	15,038
50,000	La Quinta, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2029	50,190
1,500,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600		02/15/2033	1,442,265
1,895,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625		02/15/2025	1,905,631
2,380,000	Lake Berryessa, CA Resort Improvement District[1]	5.550		09/02/2037	1,677,115
1,430,000	Lake Berryessa, CA Resort Improvement District[1]	5.500		09/02/2027	1,118,031
390,000	Lake Berryessa, CA Resort Improvement District[1]	5.250		09/02/2017	357,809
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)[1]	5.400		09/01/2036	1,960,915
2,050,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.250		09/01/2040	2,102,623
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2032	641,416
1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2042	1,001,340
200,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.000		09/01/2030	205,148
120,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.875		09/01/2027	123,108
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2037	337,311

26        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$245,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.875%		09/01/2028	$251,319
155,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.000		09/01/2029	158,996
1,205,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250		09/01/2038	1,111,299
920,000	Lake Elsinore, CA Special Tax[1]	5.200		09/01/2026	923,542
1,175,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036	1,133,182
1,150,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036	1,156,842
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7[1]	6.250		09/01/2040	1,313,849
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900		09/01/2037	1,104,235
1,000,000	Lammersville, CA Snchool District Community Facilities District (Mountain House)	0.00	[6]	09/01/2028	863,840
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2030	429,785
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2029	432,645
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2025	370,805
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2026	329,546
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2027	771,322
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.00	[6]	09/01/2032	846,810
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,823,139
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	465,991
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	751,083
1,340,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	5.000		08/01/2024	1,339,906
10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.600		06/01/2018	10,094
5,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700		06/01/2019	5,040
1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	5.100		09/02/2035	1,539,325
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125		09/02/2028	20,103
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.000		09/02/2022	50,251
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125		09/02/2033	60,308
4,245,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	4,279,300
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation[1]	7.375		08/01/2040	4,282,240
635,000	Lincoln, CA Special Tax[1]	5.000		09/01/2026	636,321

27        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$20,000	Live Oak, CA School District (Santa Cruz County)[1]	5.000%		08/01/2033	$20,220
2,625,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2026	2,649,964
70,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2032	70,541
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)[1]	5.000		08/01/2025	153,177
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2028	55,074
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	1,080,710
1,200,000	Los Alamitos, CA Unified School District COP	0.00	[6]	08/01/2034	707,472
10,000,000	Los Angeles, CA Community College District[2]	6.000		08/01/2033	11,596,800
15,000,000	Los Angeles, CA Community College District[2]	5.000		08/01/2033	16,104,300
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,282,624
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,515,685
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	11,062,000
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2025	11,422,617
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	12,127,757
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	15,878,945
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	11,118,159
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,331,350
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	13,336,920
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	18,161,460
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	2,061,320
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	515,170
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,062,760
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,077,915
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	729,971
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,548,280
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,082
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)[1]	5.875		09/01/2039	489,373
950,000	Martinez, CA Unified School District[1]	0.00	[6]	08/01/2035	1,030,028
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875		06/01/2041	4,607,101
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150		07/01/2035	1,160,514
500,000	Menifee, CA Union School District Special Tax[1]	5.250		09/01/2035	478,815

28        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$250,000	Menifee, CA Union School District Special Tax[1]	5.250%		09/01/2036	$245,768
100,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2022	100,378
400,000	Menifee, CA Union School District Special Tax[1]	5.200		09/01/2035	392,856
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100		03/01/2027	3,381,930
25,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.100		09/01/2028	25,078
1,665,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6[1]	5.000		09/01/2022	1,690,758
235,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)[1]	5.125		09/01/2035	218,329
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	2,146,480
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[3]	06/01/2045	3,080,619
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,497,775
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,142,420
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,016,750
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	10,002
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,094,960
250,000	Oakland, CA GO1	6.250		01/15/2039	274,348
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2024	282,525
4,595,000	Oakland, CA Unified School District[1]	6.125		08/01/2029	4,986,678
2,000,000	Oakland, CA Unified School District	5.500		08/01/2032	2,097,480
2,500,000	Oakland, CA Unified School District[1]	5.250		08/01/2024	2,508,350
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2022	287,018
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2023	286,010
865,000	Oakley, CA Public Finance Authority[1]	5.200		09/02/2026	887,516
3,180,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625		09/01/2038	3,071,117
3,325,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500		09/02/2020	3,342,323
210,000	Orange County, CA Community Facilities District (Ladera Ranch)[1]	5.550		08/15/2033	210,433
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[1]	6.000		10/01/2040	2,058,380
440,000	Palm Desert, CA Financing Authority	5.050	[3]	08/01/2015	412,192
25,000	Palm Desert, CA Financing Authority[1]	5.000		08/01/2033	24,739
500,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	500,030
320,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2030	319,984
1,560,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2032	428,345
1,625,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2033	409,094
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	465,422
1,495,000	Palm Desert, CA Financing Authority	6.090	[3]	08/01/2031	446,945
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	348,524
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	200,255
1,705,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2034	398,339
2,075,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2035	453,471
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	1,023,244

29        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,070,000	Palm Desert, CA Financing Authority	6.030%[3]		08/01/2025	$1,016,494
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	977,429
1,755,000	Palm Desert, CA Financing Authority	6.010	[3]	08/01/2023	1,001,280
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	549,883
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	486,665
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	1,012,410
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	587,006
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	173,124
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	165,197
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	190,718
500,000	Palm Desert, CA Financing Authority	6.070	[3]	04/01/2029	181,615
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	141,140
230,000	Palm Desert, CA Financing Authority	5.650	[3]	04/01/2018	184,849
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	157,388
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	149,501
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	235,915
395,000	Palm Desert, CA Financing Authority	6.010	[3]	04/01/2023	229,890
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	216,205
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	225,124
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	206,533
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	199,536
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	224,336
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	216,105
4,995,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,003,892
450,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	436,950
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	120,235
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400		07/01/2023	255,238
440,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500		07/01/2027	448,210
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250		01/01/2022	85,335
10,000	Palm Springs, CA Improvement Bond Act 1915[1]	5.550		09/02/2023	10,021
6,145,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,854,280
5,130,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	5,046,176
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	1,356,707
75,000	Palmdale, CA Community Redevel. Agency[1]	5.000		09/01/2034	74,949
345,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1,4]	5.700		08/01/2018	346,232
25,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2020	25,073
3,850,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2023	3,861,204
55,000	Parlier, CA Redevel. Agency Tax Allocation[1]	5.200		08/01/2028	55,013
2,025,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)[1]	6.000		09/01/2034	2,045,331
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)[1]	6.250		09/01/2033	2,526,775

30        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$ 120,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.150%	09/01/2035	$114,144
10,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.100	09/01/2030	9,727
1,270,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750	09/01/2035	1,274,610
2,500,000	Perris, CA Community Facilities District Special Tax, Series B1	6.000	09/01/2034	2,525,100
375,000	Perris, CA Public Financing Authority[1]	5.750	10/01/2031	384,023
135,000	Perris, CA Public Financing Authority[1]	5.000	09/01/2017	135,973
85,000	Perris, CA Public Financing Authority[1]	5.100	09/01/2018	85,591
2,000,000	Perris, CA Public Financing Authority[1]	5.350	10/01/2036	1,966,320
10,000	Perris, CA Public Financing Authority, Series A1	6.000	09/01/2023	10,296
1,815,000	Perris, CA Public Financing Authority, Series A1	6.250	09/01/2033	1,869,396
80,000	Perris, CA Public Financing Authority, Series A1	6.125	09/01/2034	81,041
2,015,000	Perris, CA Public Financing Authority, Series A1	6.600	09/01/2038	2,059,834
2,035,000	Perris, CA Public Financing Authority, Series C1	6.200	09/01/2038	2,034,858
6,510,000	Perris, CA Public Financing Authority, Series D1	5.800	09/01/2038	6,515,534
845,000	Perris, CA Public Financing Authority, Series D1	5.500	09/01/2024	848,955
2,500,000	Perris, CA Union High School District[1]	6.125	09/01/2041	2,552,200
2,000,000	Perris, CA Union High School District Financing Authority[1]	6.000	09/01/2033	2,058,720
3,210,000	Pittsburgh, CA Redevel. Agency Tax Allocation (Los Medanos Community Devel.)[1]	5.000	08/01/2021	3,233,529
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	1,308,263
500,000	Pomona, CA Public Financing Authority (Water Facilities)[1]	5.000	05/01/2047	508,230
50,000	Pomona, CA Unified School District[1]	6.150	08/01/2030	57,439
265,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)[1]	5.000	06/15/2033	265,085
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)[1]	6.125	09/01/2041	510,440
795,000	Poway, CA Unified School District Special Tax Community Facilities District No. 6-4 (South Ranch)[1]	5.125	09/01/2035	800,128
3,000,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)[1]	5.375	09/01/2036	3,006,300
5,000,000	Rancho, CA Water District Financing Authority[1]	5.000	08/01/2028	5,499,600
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875	09/01/2033	2,722,570
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250	09/01/2026	493,366
10,000	Richgrove, CA School District[1]	6.375	07/01/2018	10,109
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750	08/01/2029	2,182,080
1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000	12/15/2033	1,008,832
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000	12/15/2026	2,455,047

31        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250%		06/30/2037	$2,703,050
10,530,000	Rio Hondo, CA Community College District[1]	0.00	[6]	08/01/2042	6,632,531
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850		09/01/2035	2,924,520
100,000	River Islands, CA Public Financing Authority[1]	6.000		09/01/2027	96,312
25,000	River Islands, CA Public Financing Authority[1]	6.000		09/01/2035	23,394
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[5]	5.000		08/01/2032	241,073
2,910,000	Riverside County, CA Community Facilities District (Scott Road)	5.000		09/01/2042	2,749,397
25,000	Riverside County, CA Community Facilities District Special Tax[1]	5.600		09/01/2019	25,202
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,135,560
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	3,029,190
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.00	[6]	10/01/2027	688,480
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,347,696
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,478,289
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.00	[6]	10/01/2031	691,450
7,500,000	Riverside County, CA Transportation Commission	5.250		06/01/2039	8,245,275
1,000,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)[1]	5.200		09/02/2036	963,920
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	973,090
25,000	Romoland, CA School District Special Tax[1]	5.250		09/01/2035	24,400
1,500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000		09/01/2036	1,483,920
1,250,000	Romoland, CA School District Special Tax Community Facilities District No. 2006-1[1]	6.000		09/01/2041	1,274,300
2,250,000	Romoland, CA School District Special Tax Community Facilities District No. 91-18[1]	6.000		09/01/2037	2,297,903
50,000	Roseville, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2032	48,845
1,000,000	Ross Valley, CA School District[1]	5.500		08/01/2041	1,071,930
40,000	Sacramento County, CA COP (Public Facilities)[1]	5.000		06/01/2029	40,009
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)[1]	5.250		06/01/2027	1,206,384
2,755,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250		09/01/2023	2,766,957
1,000,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.375		09/01/2038	1,010,770
100,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	100,189
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)[1]	5.750		07/01/2020	1,406,721

32        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 1,075,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500%		09/01/2020	$1,021,121
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2024	18,207
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625		04/01/2026	1,851,573
1,410,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000		02/01/2027	1,280,407
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000		02/01/2037	2,663,246
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	3,517,650
875,000	San Diego County, CA COP[1]	5.600		07/01/2038	852,810
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750		12/01/2032	6,251,550
4,555,000	San Diego, CA Hsg. Authority (Island Village Apartments)[1]	5.650	[7]	07/01/2034	4,575,907
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000		05/01/2029	3,080,190
5,880,000	San Diego, CA Public Facilities Financing Authority[1]	5.250		08/01/2027	6,749,887
10,000,000	San Diego, CA Regional Building Authority (CountyOperations Center & Annex)[2]	5.375		02/01/2036	11,078,700
1,000,000	San Francisco, CA City & County Airports Commission	5.000		05/01/2031	1,049,180
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250		01/01/2024	15,014
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[1]	5.000		08/01/2031	510,060
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500		08/01/2039	2,225,380
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2033	547,190
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2033	465,392
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625		08/01/2039	1,665,720
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500		08/01/2032	552,985
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625		08/01/2039	599,342
6,500,000	San Gorgonio, CA Memorial Health Care District[1]	7.100		08/01/2033	7,550,010
1,040,000	San Gorgonio, CA Memorial Health Care District[1]	6.750		08/01/2023	1,221,386
1,090,000	San Gorgonio, CA Memorial Health Care District[1]	6.750		08/01/2022	1,280,107
6,475,000	San Jacinto, CA Financing Authority, Tranche A1	6.600		09/01/2033	5,337,084
6,335,000	San Jacinto, CA Financing Authority, Tranche B1	6.600		09/01/2033	5,221,687

33        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$ 6,500,000	San Jacinto, CA Financing Authority, Tranche C	6.600%	09/01/2033	$5,357,690
500,000	San Jacinto, CA Unified School District Special Tax[1]	5.100	09/01/2036	324,010
250,000	San Jacinto, CA Unified School District Special Tax[1]	5.750	09/01/2040	251,073
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2032	25,084
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2028	1,003,010
225,000	San Jose, CA Airport[1]	5.000	03/01/2031	225,684
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2025	1,071,980
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875	09/02/2023	36,068
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,093,206
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)[1]	5.100	12/01/2032	3,832,806
55,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2028	55,292
2,000,000	San Jose, CA Redevel. Agency[1]	5.850	08/01/2027	2,045,480
995,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	1,010,681
70,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2015	74,248
160,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2025	161,866
125,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2020	129,074
305,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2018	318,493
230,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2027	231,617
145,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	146,354
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2032	196,682
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2019	182,623
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2021	1,296,355
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	103,104
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	824,145
550,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	550,061
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	225,243
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2016	580,983
2,415,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	2,463,107
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600	09/01/2027	25,015
1,000,000	San Marcos, CA Financing Authority Special Tax	5.000	09/01/2036	989,280
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	10,983,000
550,000	Santa Ana, CA Unified School District Special Tax[1]	5.100	09/01/2035	519,723
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	1,000,230
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,070,041

34        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$ 3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750%		06/01/2026	$3,230,220
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000		09/01/2036	9,374,529
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875		07/01/2042	2,874,092
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875		07/01/2036	1,958,128
1,635,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	1,849,676
3,050,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	3,450,465
1,575,000	Saugus, CA Union School District Community Facilities District No. 2006-2	5.000		09/01/2037	1,511,748
2,000,000	Saugus, CA Union School District Special Tax	5.750		09/01/2043	2,008,660
415,000	Saugus, CA Union School District Special Tax	5.125		09/01/2031	415,411
200,000	Saugus, CA Union School District Special Tax	5.125		09/01/2032	199,634
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375		08/01/2033	10,002
2,500,000	Sequoia, CA Unified High School District[1]	5.875		07/01/2036	2,861,125
5,000,000	Sequoia, CA Unified High School District[1]	6.000		07/01/2043	5,720,600
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.450		11/01/2036	2,903,818
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.400		11/01/2026	1,040,285
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2026	1,831,680
570,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	570,205
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000		09/01/2036	2,135,900
4,500,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	4,884,165
790,000	Southern CA Mono Health Care District[1]	5.000		08/01/2021	871,733
470,000	Southern CA Public Power Authority[1]	5.250		11/01/2022	531,279
50,000	Southern CA Public Power Authority[1]	5.250		11/01/2023	56,166
250,000	Southern CA Public Power Authority[1]	5.250		11/01/2026	270,043
2,085,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	2,087,439
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2029	172,138
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2028	215,722
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,424,441
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	1,794,171
4,000,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	2,898,480
4,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,038,440
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875		09/01/2037	1,963,600
75,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125		09/01/2030	66,326
1,000,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2037	746,330

35        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$ 2,495,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)[1]	5.000%	09/01/2036	$2,119,103
10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200	10/01/2028	10,003
45,000	Susanville, CA Public Financing Authority[1]	7.750	09/01/2017	45,220
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500	06/01/2030	1,011,900
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1[1]	5.000	09/01/2036	100,044
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100	09/01/2036	18,017
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.100	09/01/2016	738,048
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.050	09/01/2015	709,231
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.000	09/01/2014	162,119
50,000	Temecula, CA Redevel. Agency[1]	5.250	08/01/2036	50,012
1,575,000	Temecula, CA Redevel. Agency[1]	5.125	08/01/2027	1,589,758
4,090,000	Trinity County, CA COP	8.500	01/15/2026	3,973,680
50,000	Truckee-Donner, CA Public Utility District Special Tax[1]	6.100	09/01/2033	50,004
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	566,350
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	692,893
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2022	2,762,494
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2027	325,316
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2037	2,664,725
425,000	Turlock, CA Public Financing Authority[1]	5.450	09/01/2024	425,361
1,500,000	Tustin, CA Unified School District[1]	6.000	08/01/2036	1,742,805
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	460,480
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	554,795
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650	09/01/2042	469,778
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	423,375
15,000,000	University of California	5.000	05/15/2038	16,195,650
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	6.000	09/01/2024	61,542
95,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	95,150
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.050	12/01/2026	711,885
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150	12/01/2031	1,460,701
1,000,000	Vernon, CA Electric System	5.125	08/01/2033	1,020,370
3,000,000	Vernon, CA Electric System	5.500	08/01/2041	3,077,790

36        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000%	09/01/2035	$60,803
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350	09/01/2042	497,800
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000	09/01/2024	50,179
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500	09/01/2042	1,757,415
50,000	West Kern, CA Water District[1]	4.500	06/01/2025	52,135
1,500,000	Woodland, CA Finance Authority[1]	6.000	03/01/2041	1,626,135
2,300,000	Woodland, CA Finance Authority[1]	6.000	03/01/2036	2,512,267
10,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000	09/01/2028	9,735
3,435,000	Yuba City, CA Redevel. Agency[1]	5.250	09/01/2039	3,175,933

				1,233,573,255
U.S. Possessions – 11.4%
2,500,000	Guam International Airport Authority	6.125	10/01/2043	2,684,550
1,000,000	Guam International Airport Authority	6.000	10/01/2034	1,076,830
570,000	Guam Power Authority, Series A	5.000	10/01/2030	598,791
320,000	Guam Power Authority, Series A	5.000	10/01/2024	354,778
250,000	Guam Power Authority, Series A	5.000	10/01/2023	281,545
2,785,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	2,273,423
1,525,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,080,905
6,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	4,192,020
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	2,711,471
7,205,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125	07/01/2037	4,682,890
1,140,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250	07/01/2029	781,367
410,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	268,234
5,760,000	Puerto Rico Commonwealth GO1	5.750	07/01/2041	4,004,410
1,450,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	1,022,801
1,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	742,970
80,000	Puerto Rico Commonwealth GO1	6.000	07/01/2036	74,950
5,025,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,506,546
3,500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	2,495,885
1,480,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	1,435,630
1,615,000	Puerto Rico Commonwealth GO1	5.500	07/01/2027	1,118,323
5,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	3,453,650
1,000,000	Puerto Rico Commonwealth GO1	5.000	07/01/2041	650,470
1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2021	776,060
1,290,000	Puerto Rico Commonwealth GO	5.125	07/01/2037	853,477
9,450,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	6,457,941
500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	347,315
3,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	2,253,840
6,390,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	4,569,233
1,500,000	Puerto Rico Commonwealth GO1	6.000	07/01/2038	1,071,690
1,950,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,394,367
1,000,000	Puerto Rico Electric Power Authority, Series A1	5.050	07/01/2042	572,420
5,000,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	3,046,700
5,325,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2042	3,038,445

37        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,500,000	Puerto Rico Highway & Transportation Authority[1]	5.500%	07/01/2030	$1,753,400
100,000	Puerto Rico Infrastructure[1]	5.500	07/01/2020	76,019
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	734,050
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	117,718
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	182,388
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	150,703
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	5,401,544
5,055,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	3,887,548
6,085,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2041	4,340,431
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	13,498,000
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2039	2,099,610
3,995,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	2,819,351
14,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	11,002,740
12,380,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	9,159,343
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250	08/01/2043	690,230
17,465,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2039	13,307,981
8,575,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	6,469,923
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000	10/01/2032	838,429

				140,403,335

Total Investments, at Value (Cost $1,507,182,260) – 109.7%				1,373,976,590

Liabilities in Excess of Other Assets – (9.7)				(121,020,704)

Net Assets – 100.0%				$1,252,955,886

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.
2.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.
3.	Zero coupon bond reflects effective yield on the date of purchase.
4.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See Note 1 of the accompanying Notes.
5.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
7.	Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
CFD	Community Facilities District
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBPC	East Bay Perinatal Center
GO	General Obligation

38        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments

Abbreviations: Continued

HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
INSD	Insured
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LIFERS	Long Inverse Floating Exempt Receipts
McHlth	Marin Community Health
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCEAA	Orange County Educational Arts Academy
ROLs	Residual Option Longs
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value – see accompanying statement of investments (cost $1,507,182,260)	$1,373,976,590

Cash	577,756

Receivables and other assets:
Interest	25,026,063
Investments sold (including $456,565 sold on a when-issued or delayed delivery basis)	9,808,324
Shares of beneficial interest sold	1,733,486
Other	279,464

Total assets	1,411,401,683

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	143,440,000
Payable for borrowings (See Note 6)	2,800,000
Shares of beneficial interest redeemed	5,651,645
Investments purchased (including $1,984,980 purchased on a when-issued or delayed delivery basis)	4,670,055
Dividends	1,090,959
Distribution and service plan fees	259,968
Trustees’ compensation	259,958
Transfer and shareholder servicing agent fees	108,504
Shareholder communications	99,271
Interest expense on borrowings	486
Other	64,951

Total liabilities	158,445,797

Net Assets	$1,252,955,886

Composition of Net Assets
Par value of shares of beneficial interest	$155,636

Additional paid-in capital	1,929,590,513

Accumulated net investment income	11,464,889

Accumulated net realized loss on investments	(555,049,482)

Net unrealized depreciation on investments	(133,205,670)

Net Assets	$1,252,955,886

40        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $901,149,658 and 111,857,946 shares of beneficial interest outstanding)	$8.06

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.46

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,182,357 and 642,555 shares of beneficial interest outstanding)	$8.07

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $256,478,675 and 31,947,361 shares of beneficial interest outstanding)	$8.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $90,145,196 and 11,187,774 shares of beneficial interest outstanding)	$8.06

See accompanying Notes to Financial Statements

41        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$48,735,823

Other income	1,146

Total investment income	48,736,969

Expenses
Management fees	2,992,818

Distribution and service plan fees:
Class A	1,150,959
Class B	28,600
Class C	1,347,000

Transfer and shareholder servicing agent fees:
Class A	244,957
Class B	3,444
Class C	86,460
Class Y	24,586

Shareholder communications:
Class A	112,992
Class B	3,925
Class C	51,157
Class Y	13,030

Interest expense and fees on short-term floating rate notes issued (See Note 1)	570,126

Borrowing fees	364,697

Custodian fees and expenses	17,624

Trustees’ compensation	16,907

Interest expense on borrowings	5,266

Other	82,355

Total expenses	7,116,903
Less waivers and reimbursements of expenses	(24,307)

Net expenses	7,092,596

Net Investment Income	41,644,373

Realized and Unrealized Loss
Net realized loss investments	(11,345,198)

Net change in unrealized appreciation/depreciation on investments	(10,984,931)

Net Increase in Net Assets Resulting from Operations	$19,314,244

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations
Net investment income	$41,644,373	$90,705,678

Net realized loss	(11,345,198)	(9,044,194)

Net change in unrealized appreciation/depreciation	(10,984,931)	(99,343,482)

Net increase (decrease) in net assets resulting from operations	19,314,244	(17,681,998)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,332,937)	(66,768,940)
Class B	(140,786)	(478,096)
Class C	(6,846,904)	(15,844,397)
Class Y	(2,753,266)	(6,669,598)

	(37,073,893)	(89,761,031)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(53,462,598)	(151,505,561)
Class B	(1,636,363)	(6,571,453)
Class C	(33,365,760)	(4,337,478)
Class Y	(13,078,977)	15,916,052

	(101,543,698)	(146,498,440)

Net Assets
Total decrease	(119,303,347)	(253,941,469)

Beginning of period	1,372,259,233	1,626,200,702

End of period (including accumulated net investment income of $11,464,889 and $6,894,409, respectively)	$1,252,955,886	$1,372,259,233

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$19,314,244

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(92,297,765)
Proceeds from disposition of investment securities	194,191,058
Short-term investment securities, net	8,286,934
Premium amortization	(5,802,206)
Discount accretion	(1,825,259)
Net realized loss on investments	11,345,198
Total net change in unrealized appreciation/depreciation on investments	10,984,931
Change in assets:
Decrease in other assets	137,200
Decrease in interest receivable	79,888
Decrease in receivable for securities sold	558,051
Change in liabilities:
Decrease in other liabilities	(48,163)
Decrease in payable for securities purchased	(5,485,778)

Net cash provided by operating activities	139,438,333

Cash Flows from Financing Activities
Proceeds from borrowings	156,300,000
Payments on borrowings	(169,300,000)
Proceeds from shares sold	241,977,156
Payments on shares redeemed	(360,665,528)
Cash distributions paid	(10,226,840)

Net cash used in financing activities	(141,915,212)

Net decrease in cash	(2,476,879)

Cash, beginning balance	3,054,635

Cash, ending balance	$577,756

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $27,207,475.
Cash paid for interest on borrowings – $4,920.
Cash paid for interest on short-term floating rate notes issued – $570,126.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.14	$8.75	$7.75	$7.98	$6.70	$9.02

Income (loss) from investment operations:
Net investment income[2]	0.26	0.49	0.51	0.55	0.57	0.56
Net realized and unrealized gain (loss)	(0.10)	(0.62)	1.01	(0.25)	1.27	(2.32)

Total from investment operations	0.16	(0.13)	1.52	0.30	1.84	(1.76)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.48)	(0.52)	(0.53)	(0.56)	(0.56)

Net asset value, end of period	$8.06	$8.14	$8.75	$7.75	$7.98	$6.70

Total Return, at Net Asset Value[3]	1.98%	(1.66)%	20.31%	4.11%	27.95%	(19.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$901,150	$967,217	$1,194,157	$951,318	$1,130,392	$883,104

Average net assets (in thousands)	$923,505	$1,214,170	$1,037,577	$1,005,058	$1,082,612	$918,284

Ratios to average net assets:[4]
Net investment income	6.58%	5.56%	6.18%	7.21%	7.34%	8.21%
Expenses excluding interest and fees from borrowings	0.80%	0.73%	0.75%	0.75%	0.75%	0.79%
Interest and fees from borrowings	0.06%	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.09%	0.12%	0.24%	0.22%	0.67%

Total expenses	0.95%	0.86%	0.91%	1.06%	1.22%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.85%	0.90%	1.06%	1.21%	2.55%

Portfolio turnover rate	8%	24%	10%	27%	23%	32%

45        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class B	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.15	$8.76	$7.76	$7.99	$6.70	$9.02

Income (loss) from investment operations:
Net investment income[2]	0.23	0.41	0.44	0.49	0.51	0.51
Net realized and unrealized gain (loss)	(0.11)	(0.61)	1.01	(0.25)	1.28	(2.33)

Total from investment operations	0.12	(0.20)	1.45	0.24	1.79	(1.82)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.41)	(0.45)	(0.47)	(0.50)	(0.50)

Net asset value, end of period	$8.07	$8.15	$8.76	$7.76	$7.99	$6.70

Total Return, at Net Asset Value[3]	1.50%	(2.54)%	19.26%	3.22%	27.03%	(19.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,182	$6,910	$13,960	$18,138	$24,850	$22,476

Average net assets (in thousands)	$5,682	$10,336	$15,887	$21,006	$25,296	$25,591

Ratios to average net assets:[4]
Net investment income	5.61%	4.69%	5.39%	6.35%	6.50%	7.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.74%	1.62%	1.61%	1.61%	1.60%	1.64%
Interest and fees from borrowings	0.06%	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.09%	0.12%	0.24%	0.22%	0.67%

Total expenses	1.89%	1.75%	1.77%	1.92%	2.07%	3.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.74%	1.76%	1.92%	2.06%	3.40%

Portfolio turnover rate	8%	24%	10%	27%	23%	32%

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011 [1]	Year Ended July 30, 2010 [1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.11	$8.72	$7.73	$7.96	$6.68	$9.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.42	0.44	0.49	0.51	0.51
Net realized and unrealized gain (loss)	(0.11)	(0.61)	1.01	(0.25)	1.27	(2.32)

Total from investment operations	0.12	(0.19)	1.45	0.24	1.78	(1.81)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.42)	(0.46)	(0.47)	(0.50)	(0.51)

Net asset value, end of period	$8.03	$8.11	$8.72	$7.73	$7.96	$6.68

Total Return, at Net Asset Value[3]	1.59%	(2.43)%	19.31%	3.33%	27.06%	(19.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$256,479	$293,424	$320,829	$270,347	$314,047	$242,207

Average net assets (in thousands)	$265,990	$333,013	$288,500	$284,373	$302,114	$243,658

Ratios to average net assets:[4]
Net investment income	5.79%	4.79%	5.42%	6.43%	6.57%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.51%	1.52%	1.53%	1.52%	1.57%
Interest and fees from borrowings	0.06%	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.09%	0.12%	0.24%	0.22%	0.67%

Total expenses	1.74%	1.64%	1.68%	1.84%	1.99%	3.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.63%	1.67%	1.84%	1.98%	3.33%

Portfolio turnover rate	8%	24%	10%	27%	23%	32%

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$8.14	$8.75	$7.76	$7.73

Income (loss) from investment operations:
Net investment income[2]	0.27	0.51	0.52	0.38
Net realized and unrealized gain (loss)	(0.10)	(0.62)	1.01	0.01

Total from investment operations	0.17	(0.11)	1.53	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.50)	(0.54)	(0.36)

Net asset value, end of period	$8.06	$8.14	$8.75	$7.76

Total Return, at Net Asset Value[3]	2.11%	(1.44)%	20.43%	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,145	$104,708	$97,255	$18,987

Average net assets (in thousands)	$89,487	$116,275	$54,713	$8,939

Ratios to average net assets:[4]
Net investment income	6.82%	5.79%	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.51%	0.50%	0.55%
Interest and fees from borrowings	0.06%	0.04%	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.09%	0.12%	0.24%

Total expenses	0.71%	0.64%	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.63%	0.65%	0.85%

Portfolio turnover rate	8%	24%	10%	27%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester California Municipal Fund (the “Fund”), formerly named Oppenheimer California Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

50        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

51        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

52        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 31, 2014, the Fund’s maximum exposure under such agreements is estimated at $52,525,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 31, 2014, municipal bond holdings with a value of $260,534,258 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $143,440,000 in short-term floating rate securities issued and outstanding at that date.

At January 31, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	19.122%	4/1/33	$3,370,050
5,000,000	Bay Area, CA Toll Authority ROLs	10.413	4/1/43	5,730,500
5,000,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	10.666	4/1/44	5,836,100
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	9.956	12/1/35	6,261,300
7,110,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)	10.33	10/1/17	8,791,444
3,375,000	CA Health Facilities Financing Authority (SHlth/EBPC/MCHlth Obligated Group) LIFERS	19.117	8/15/31	4,459,185
2,840,000	Citrus, CA Community College District DRIVERS	19.75	6/1/17	4,178,208
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	9.449	6/1/36	8,748,000
1,225,000	Grossmont, CA Union High School District ROLs[3]	20.116	2/1/17	1,793,645
1,290,000	Grossmont, CA Union High School District ROLs[3]	20.079	2/1/17	1,888,818
7,500,000	Los Angeles, CA Community College District ROLs[3]	9.399	8/1/33	8,604,300
2,500,000	Los Angeles, CA Community College District ROLs[3]	22.193	2/1/17	4,096,800
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	14.636	11/15/20	4,453,159
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	14.649	11/15/20	4,792,757
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	14.268	11/15/20	6,403,945
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	14.642	11/15/20	4,332,000
3,405,000	Los Angeles, CA Dept. of Airports ROLs	12.663	5/15/25	4,612,617
6,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	10.071	1/1/29	7,336,920
1,500,000	Los Angeles, CA Dept. of Water & Power DRIVERS	10.071	1/1/29	1,831,350
8,150,000	Los Angeles, CA Harbor Dept. DRIVERS	9.828	2/1/17	10,011,460
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) DRIVERS	19.394	8/1/30	3,578,700
5,000,000	San Marcos, CA Unified School District ROLs[3]	9.926	8/1/31	5,983,000

				$117,094,258

53        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $143,440,000 or 10.16% of its total assets as of January 31, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

54        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,984,980
Sold securities	456,565

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$2,709,929
Market Value	$258,603
Market value as % of Net Assets	0.02%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

55        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	148,022,798

Total	$539,333,460

As of January 31, 2014, it is estimated that the capital loss carryforwards would be $391,310,662 expiring by 2019 and $159,367,996 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,367,635,705 [1]

Gross unrealized appreciation	$75,435,414
Gross unrealized depreciation	(209,739,979)

Net unrealized depreciation	$(134,304,565)

1.	The Federal tax cost of securities does not include cost of $140,645,450, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new

56        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,613
Payments Made to Retired Trustees	15,605
Accumulated Liability as of January 31, 2014	122,672

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

57        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

58        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,233,573,255	$—	$1,233,573,255
U.S. Possessions	—	140,403,335	—	140,403,335

Total Assets	$—	$1,373,976,590	$—	$1,373,976,590

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	22,038,940	$175,879,289	51,538,008	$451,471,859
Dividends and/or distributions reinvested	2,610,849	20,745,529	5,209,629	45,484,660
Redeemed	(31,619,575)	(250,087,416)	(74,464,980)	(648,462,080)

Net decrease	(6,969,786)	$(53,462,598)	(17,717,343)	$(151,505,561)

Class B
Sold	2,121	$16,869	21,733	$192,063
Dividends and/or distributions reinvested	14,579	115,964	44,175	387,155
Redeemed	(222,153)	(1,769,196)	(812,193)	(7,150,671)

Net decrease	(205,453)	$(1,636,363)	(746,285)	$(6,571,453)

Class C
Sold	2,015,722	$15,946,683	7,600,211	$66,793,078
Dividends and/or distributions reinvested	625,203	4,951,438	1,254,897	10,909,034
Redeemed	(6,861,872)	(54,263,881)	(9,480,792)	(82,039,590)

Net decrease	(4,220,947)	$(33,365,760)	(625,684)	$(4,337,478)

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class Y
Sold	4,988,872	$39,607,837	9,913,094	$86,983,939
Dividends and/or distributions reinvested	175,511	1,394,544	423,348	3,699,452
Redeemed	(6,839,249)	(54,081,358)	(8,591,500)	(74,767,339)

Net increase (decrease)	(1,674,866)	$(13,078,977)	1,744,942	$15,916,052

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$92,297,765	$194,191,058

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

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5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate ofp to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$2,322,468
Class C	7,923,355

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$49,402	$396,188	$7,071	$50,955

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the six months ended January 31, 2014, the Manager reimbursed the Fund $24,307 for legal costs and fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial

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6. Borrowings (Continued)

paper issuance rates (0.1614% as of January 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 31, 2014 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1614%. Details of the borrowings for the six months ended January 31, 2014 are as follows:

Average Daily Loan Balance	$6,370,109
Average Daily Interest Rate	.0162%
Fees Paid	$78,142
Interest Paid	$4,920

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 31, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Reverse Repurchase Agreements (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended January 31, 2014 are as follows:

Fees Paid	$115,928

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – but not including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to the Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the

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8. Pending Litigation (Continued)

Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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BOARD APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

68        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni California long funds. The Board noted that the one-year and three-year performance was better than its category median although its five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni California long funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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BOARD APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

70        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SPECIAL SHAREHOLDERS MEETINGS Unaudited

On September 27, 2013, following an adjournment from a second shareholder meeting of Oppenheimer California Municipal Fund (the “Fund”) held on June 21, 2013, as adjourned to August 2, 2013 and August 12, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
76,570,928	3,797,384	19,106,826

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
77,218,958	3,399,284	18,856,900

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
76,945,145	3,605,128	18,924,872

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
76,459,170	3,718,457	19,297,515

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
76,631,613	3,963,976	18,879,556

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
76,573,714	3,419,791	19,481,637

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
75,464,834	4,966,122	19,044,186

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
73,489,038	6,731,239	19,254,866

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
76,287,812	4,093,122	19,094,211

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
77,297,558	2,529,582	19,648,008

71        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

73        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

74        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0790.001.0114 March 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	3/13/2014